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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): January 4, 2002

AMERICAN CLASSIC VOYAGES CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264 (Commission File Number)	31-0303330 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 200 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 258-1890
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and Holland America Line took possession of the MS Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its marine lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on January 4, 2002, each of the Company and the Filing Subsidiaries filed an individual Schedule of Assets and Liabilities and a Statement of Financial Affairs with the U.S. Trustee Office.

     Copies of the respective statements filed by each of the Company and the Filing Subsidiaries on January 4, 2002, are attached as Exhibits 99.1 through Exhibit 99.40 hereto.(1)

ITEM 7. Exhibits.

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.2	American Classic Voyages Co. Statement of Financial Affairs, filed January 4, 2002

99.3	Great Ocean Cruise Line, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.4	Great Ocean Cruise Line, L.L.C. Statement of Financial Affairs, filed January 4, 2002

(1)	The Statement of Financial Affairs is included herein in its entirety for each of the Company and the Filing Subsidiaries. The Schedule of Assets and Liabilities is included in its entirely except for Schedule F - Creditors Holding Unsecured Non-Priority Claims (“Schedule F”) to the Schedule of Asset and Liabilities, which has been omitted. The total dollar amount of claims reported on the respective Schedules F is included on the Summary of Schedules for each of the Company and the Filing Subsidiaries.

Exhibit Number	Exhibit

99.5	Great AQ Steamboat, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.6	Great AQ Steamboat, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.7	Cape May Light, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.8	Cape May Light, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.9	Cape Cod Light, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.10	Cape Cod Light, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.11	Great River Cruise Line, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.12	Great River Cruise Line, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.13	Delta Queen Coastal Voyages, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.14	Delta Queen Coastal Voyages, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.15	DQSC Property Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.16	DQSC Property Co. Statement of Financial Affairs, filed January 4, 2002

99.17	Cruise America Travel, Incorporated Schedule of Assets and Liabilities, filed January 4, 2002

99.18	Cruise America Travel, Incorporated Statement of Financial Affairs, filed January 4, 2002

99.19	AMCV Cruise Operations, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.20	AMCV Cruise Operations, Inc. Statement of Financial Affairs, filed January 4, 2002

99.21	CAT II, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.22	CAT II, Inc. Statement of Financial Affairs, filed January 4, 2002

99.23	Great Independence Ship Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.24	Great Independence Ship Co. Statement of Financial Affairs, filed January 4, 2002

99.25	The Delta Queen Steamboat Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.26	The Delta Queen Steamboat Co. Statement of Financial Affairs, filed January 4, 2002

99.27	Great Hawaiian Properties Corporation Schedule of Assets and Liabilities, filed January 4, 2002

99.28	Great Hawaiian Properties Corporation Statement of Financial Affairs, filed January 4, 2002

99.29	Ocean Development Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.30	Ocean Development Co. Statement of Financial Affairs, filed January 4, 2002

99.31	AMCV Holdings, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.32	AMCV Holdings, Inc. Statement of Financial Affairs, filed January 4, 2002

99.33	DQSB II, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.34	DQSB II, Inc. Statement of Financial Affairs, filed January 4, 2002

99.35	Great Hawaiian Cruise Line, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.36	Great Hawaiian Cruise Line, Inc. Statement of Financial Affairs, filed January 4, 2002

99.37	American Hawaiian Properties Corporation Schedule of Assets and Liabilities, filed January 4, 2002

99.38	American Hawaiian Properties Corporation Statement of Financial Affairs, filed January 4, 2002

99.39	Great Pacific NW Cruise Line, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.40	Great Pacific NW Cruise Line, L.L.C. Statement of Financial Affairs, filed January 4, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: January 11, 2002	By: /s/ Jordan B. Allen Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit
Number	Exhibit

99.1	American Classic Voyages Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.2	American Classic Voyages Co. Statement of Financial Affairs, filed January 4, 2002

99.3	Great Ocean Cruise Line, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.4	Great Ocean Cruise Line, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.5	Great AQ Steamboat, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.6	Great AQ Steamboat, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.7	Cape May Light, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.8	Cape May Light, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.9	Cape Cod Light, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.10	Cape Cod Light, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.11	Great River Cruise Line, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.12	Great River Cruise Line, L.L.C. Statement of Financial Affairs, filed January 4, 2002

Exhibit
Number	Exhibit

99.13	Delta Queen Coastal Voyages, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.14	Delta Queen Coastal Voyages, L.L.C. Statement of Financial Affairs, filed January 4, 2002

99.15	DQSC Property Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.16	DQSC Property Co. Statement of Financial Affairs, filed January 4, 2002

99.17	Cruise America Travel, Incorporated Schedule of Assets and Liabilities, filed January 4, 2002

99.18	Cruise America Travel, Incorporated. Statement of Financial Affairs, filed January 4, 2002

99.19	AMCV Cruise Operations, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.20	AMCV Cruise Operations, Inc. Statement of Financial Affairs, filed January 4, 2002

99.21	CAT II, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.22	CAT II, Inc. Statement of Financial Affairs, filed January 4, 2002

99.23	Great Independence Ship Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.24	Great Independence Ship Co. Statement of Financial Affairs, filed January 4, 2002

99.25	The Delta Queen Steamboat Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.26	The Delta Queen Steamboat Co. Statement of Financial Affairs, filed January 4, 2002

99.27	Great Hawaiian Properties Corporation Schedule of Assets and Liabilities, filed January 4, 2002

Exhibit
Number	Exhibit

99.28	Great Hawaiian Properties Corporation Statement of Financial Affairs, filed January 4, 2002

99.29	Ocean Development Co. Schedule of Assets and Liabilities, filed January 4, 2002

99.30	Ocean Development Co. Statement of Financial Affairs, filed January 4, 2002

99.31	AMCV Holdings, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.32	AMCV Holdings, Inc. Statement of Financial Affairs, filed January 4, 2002

99.33	DQSB II, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.34	DQSB II, Inc. Statement of Financial Affairs, filed January 4, 2002

99.35	Great Hawaiian Cruise Line, Inc. Schedule of Assets and Liabilities, filed January 4, 2002

99.36	Great Hawaiian Cruise Line, Inc. Statement of Financial Affairs, filed January 4, 2002

99.37	American Hawaiian Properties Corporation Schedule of Assets and Liabilities, filed January 4, 2002

99.38	American Hawaiian Properties Corporation Statement of Financial Affairs, filed January 4, 2002

99.39	Great Pacific NW Cruise Line, L.L.C. Schedule of Assets and Liabilities, filed January 4, 2002

99.40	Great Pacific NW Cruise Line, L.L.C. Statement of Financial Affairs, filed January 4, 2002